Exhibit 10.2

AMENDMENT NO. 2 AND WAIVER TO CREDIT AGREEMENT

This AMENDMENT NO. 2 AND WAIVER TO CREDIT AGREEMENT, dated as of April 20, 2020 (this “Amendment”), is entered into by and among, inter alia, CENTRIC BRANDS INC. (f/k/a DIFFERENTIAL BRANDS GROUP INC.), a Delaware corporation (“Borrower”), each other Loan Party, the Lenders signatory hereto, U.S. BANK NATIONAL ASSOCIATION, as the administrative agent (the “Administrative Agent”), and as the collateral agent (the “Collateral Agent” together with the Administrative Agent, the “Agent”; the Agent together with the Lenders, the “Lender Parties”). All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (as defined below) and Collateral Agreement (as defined below), as applicable.

WITNESSETH

WHEREAS, the Borrower and the Lender Parties are party to that certain Second Lien Credit Agreement, dated as of October 29, 2018 (as amended by that certain Amendment No. 1 and Waiver to Credit Agreement, dated as of April 17, 2019 and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lender Parties agree to amend the Credit Agreement to, among other things, modify (i) the payment of interest pursuant to Section 2.13(d) of the Credit Agreement, (ii) certain negative covenants and (iii) the Excess Cash Flow prepayment for the fiscal year ended on December 31, 2019;

WHEREAS, the Borrower has informed the Administrative Agent that it desires to extend the period of time for delivery of the (i)(a) audited consolidated balance sheet and related statements of operations and comprehensive income, cash flows and owners’ equity showing the financial position of the Borrower and its subsidiaries as of the close of the fiscal year ending December 31, 2019 and the consolidated results of its operations during such year, and a comparative statement of revenue for the prior fiscal year, which consolidated balance sheet and related statements of operations and comprehensive income, cash flows and owners’ equity shall be audited by an independent certified public accounting firm of recognized national standing reasonably acceptable to the Administrative Agent and accompanied by an opinion of such accountants (which shall not contain any scope of qualification (other than an emphasis of matter paragraph) (other than solely with respect to, or resulting solely from (i) for any such qualification relating to changes in accounting principles or practices reflecting changes in GAAP that are required or approved by such auditors (subject to Required Lender consent) and (ii) other than a “going concern” qualification or exception resulting solely from (x) an impending maturity of the Credit Facility, the First Lien Credit Facilities or any Qualified Securitization Financing or (y) the inability to demonstrate prospective compliance with Section 6.10 of the Credit Agreement or Section 6.10 of the First Lien Credit Agreement or any other equivalent financial covenants under any other Indebtedness permitted under the Credit Agreement)) to the effect that such consolidated financial statements fairly present, in all material respects, the financial position and results of operations of the Borrower and its subsidiaries on a consolidated basis in accordance with GAAP and (b) management’s discussion and analysis of significant operational and financial developments during such fiscal year and “key performance indicator” report, in each case, required to be delivered pursuant to Section 5.04(a) of the Credit Agreement for the fiscal year ended December 31, 2019 (clauses (i)(a) and (i)(b), collectively, the “2019 Financials”), (ii) related Compliance Certificate required to be delivered pursuant to Section 5.04(e)(i) of the Credit Agreement for such fiscal year (the “Compliance Certificate”), (iii) related certificate of the accounting firm opining on or certifying such statements stating whether they obtained knowledge during the course of their examination of such statements of any such Default or Event of Default required to be delivered, only if available after use of commercially reasonable efforts, pursuant to Section 5.04(e)(ii) of the Credit Agreement for such fiscal year (the “Auditor’s Certificate”) and (iv) detailed consolidated monthly budgets for the fiscal year ending December 31, 2020 (the “2020 Budget”) required to be delivered pursuant to Section 5.04(h) of the Credit Agreement, in each case until the expiration or termination of the Waiver Period (as defined below) (the requested extensions set forth in clauses (i) through (iv), collectively, the “Financial Deliverables Extension”);

WHEREAS, as of the date hereof, the Specified Defaults (as identified and defined on Schedule A hereto) have occurred and are continuing;

WHEREAS, the Borrower has requested a waiver of the Specified Defaults during the Waiver Period (as defined below); and

WHEREAS, the Agent and the Lender Parties signatory hereto, which constitute each of the Lenders party to the Agreement, agree to amend certain provisions of the Credit Agreement described below, consent to the Financial Deliverables Extension and waive the Specified Defaults during the Waiver Period, in each case, subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.Amendment to Credit Agreement.  As of the Second Amendment Effective Date, subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:

(a)Section 1.01 of the Credit Agreement is hereby amended to add the following definitions in applicable alphabetical order:

“Second Amendment” shall mean that certain Amendment No. 2 and Waiver to Credit Agreement dated as of April 20, 2020.

“Second Amendment Effective Date” shall mean April 20, 2020.

“Second Amendment Fee” shall have the meaning assigned to such term in Section 2.12(e).

“Second Amendment Waiver Period” shall mean the period from the Second Amendment Effective Date through and including the date of termination or expiration of the Waiver Period (as defined in the Second Amendment).

(b)Section 1.01 of the Credit Agreement is hereby amended by amending and restating in its entirety the definition of “Affiliate” as follows:

““Affiliate” shall mean, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the person specified provided, however, that, for purposes of the definition of “Excluded Subsidiary”, 6.07,  6.09 and 9.04 the term “Affiliate” or “Affiliated Lender” shall also include (i) any person that directly or indirectly owns 10% or more of any class of Equity Interests of the person specified or that is an officer or director of the Person and (ii) any portfolio company of Tengram,  provided that for the avoidance of doubt, for purposes of this Agreement and the other Loan Documents, GSO, in its capacity as a Lender, shall not be deemed an Affiliate of any Loan Party.”

(c)Section 1.01 of the Credit Agreement is hereby amended by amending and restating in its entirety the definition of “Credit Support Assets” as follows:

‘“Credit Support Assets” shall mean the Receivables and other Collateral (as defined in the Permitted CIT Agreements as of the Closing Date) pledged or sold pursuant to the terms of the Permitted CIT Agreements.”

(d)Section 1.01 of the Credit Agreement is hereby amended by amending and restating in its entirety the definition of “Excess Cash Flow Period” as follows:

““Excess Cash Flow Period” shall mean (a) the fiscal year of the Borrower ending on December 31, 2020, and (b) each fiscal year of the Borrower ended thereafter.”

(e)Section 1.01 of the Credit Agreement is hereby amended by amending and restating in its entirety clause (a) of the definition of “Excluded Subsidiary” as follows:

“(a) any Subsidiary that is not a Wholly Owned Subsidiary on any date such Subsidiary would otherwise be required to become a Guarantor pursuant to the requirements of Section 5.11 (for so long as such Subsidiary remains a non-Wholly Owned Subsidiary); provided that any Domestic Subsidiary that becomes a non-Wholly Owned Subsidiary after the Closing Date, as a result of (i) any disposition or issuance of Equity Interests of such Domestic Subsidiary in either case to a Person that is an Affiliate of such Person, (ii) any transaction entered into primarily in contemplation of such Domestic Subsidiary’s ceasing to constitute a Subsidiary Loan Party or (iii) any disposition or issuance of Equity Interests of such Domestic Subsidiary for less than the fair market value of such Equity Interests (as reasonably determined by the Borrower), shall not, in any case, be an Excluded Subsidiary solely by virtue of this clause (a),”

(f)Section 1.01 of the Credit Agreement is hereby amended by replacing the reference to “any Loan Party receives” with “the Loan Parties receive” in the definition of “Material Agreement”.

(g)Section 1.01 of the Credit Agreement is hereby amended by replacing the reference to “has received” with “receive or will receive” in the definition of “Material License Agreements”.

(h)Section 1.01 of the Credit Agreement is hereby amended by amending and restating in its entirety the definition of “Permitted Credit Support Arrangement” as follows:

‘“Permitted Credit Support Arrangement” shall mean the sale by a Loan Party or its Subsidiaries of Receivables to (i) The CIT Group/Commercial Services, Inc. (the “Initial US CIT Service”) pursuant to (1) that certain Deferred-Purchase Factoring Agreement by and between the Initial CIT Servicer and Differential Brands Group Inc., American Marketing Enterprises Inc.; Briefly Stated, Inc.; F&T Apparel LLC; GBG-BCBG LLC; GBG Accessories Group LLC; GBG Beauty LLC; GBG Denim USA LLC; GBG Jewelry Inc.; GBG Socks LLC; GBG West LLC; KHQ Investments LLC; Rossetti Handbags and Accessories, Ltd. and VZI Investment Corp. (collectively, the “Differential Companies”) dated on or about the Closing Date; (2) that certain Deferred Purchase Export Factoring Agreement by and between the Initial CIT Servicer and the Differential Companies; (3) that certain Second Amended and Restated Deferred Purchase Factoring by and between Robert Graham Designs, LLC, Hudson Clothing, LLC and DFBG Swims LLC dated on or about the Closing Date and (ii) the sale of Receivables under the Canadian Sales Factoring Agreement by and between CIT Financial (Canada) ULC (the “Initial Canadian CIT Servicer” and together with the Initial US CIT Servicer, the “Initial CIT Servicers” and each, an “Initial CIT Servicer”) and GBG Denim Canada ULC, dated December 24, 2015, as amended by that certain amendment dated on or about the Closing Date; as each such agreement is in effect as of the Second Amendment Effective Date (collectively, the “Permitted CIT Agreements” and each, a “Permitted CIT Agreement”).”

(i)Section 1.01 of the Credit Agreement is hereby amended by amending and restating in its entirety the definition of “Permitted Credit Support Services” as follows:

‘“Permitted Credit Support Services” shall mean (i) cash collateral or letters of credit in respect of or as part of the borrowing base for a Qualified Securitization Financing the amount needed to support borrowings and other advances under a Qualified Securitization Financing (as determined by the Borrower) (such cash collateral and/or letters of credit, the “Permitted Securitization Cash Collateral”), and (ii) service fees, expenses and other Charges in respect of the Permitted CIT Agreements in an aggregate amount not to exceed 1.00% of annual sales at any one time outstanding as determined by the Company.”

(j)Section 1.01 of the Credit Agreement is hereby amended by amending and restating in its entirety the definition of “PNC Securitization” and “PNC Securitization Documents” as follows:

‘“PNC Securitization” and “PNC Securitization Documents” shall mean that certain Receivables Purchase Agreement, dated as of the Closing Date (and as in effect as of the Second Amendment Effective Date, “PNC Receivables Purchase Agreement”) among Spring Funding, LLC, as seller (the “SPV”), the Borrower, as servicer, the various purchasers from time to time party thereto (the “PNC Securitization Purchasers”), PNC Capital Markets LLC, as structuring agent (the “PNC Securitization Structuring Agent”) and PNC Bank, National Association, as administrative agent (the “PNC Securitization Administrative Agent”; together with the PNC Securitization Purchasers and the PNC Securitization Structuring Agent, each a “PNC Securitization Secured Party” and collectively, the “PNC Securitization Secured Parties”) and the related agreements and documents executed and delivered in connection with the PNC Receivables Purchase Agreement, in each case, as in effect as of the Second Amendment Effective Date.”

(k)Section 1.01 of the Credit Agreement is hereby amended by deleting “(x)” in the definition of “PNC Intercreditor Agreement” and deleting the clause that reads as follows:

and (y) any other intercreditor agreement entered into from time to time by the holders of one or more classes of Indebtedness, the Loan Parties and the Collateral Agent and any lender or agent from time to time and designated by the Collateral Agent and the Borrower as a “PNC Intercreditor Agreement”, in each case, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, and which term shall also include any replacement intercreditor agreement entered into in accordance with the terms hereof

(l)Section 1.01 of the Credit Agreement is hereby amended by amending and restating in its entirety the grid set forth in the definition of “Applicable Margin” as follows:

Consolidated First Lien Leverage Ratio	Applicable Margin in cash for Loans that are Eurocurrency Loans	Applicable Margin in cash for Loans that are ABR Loans	PIK Interest for Loans
Greater than 2.50 to 1.00	7.00%	6.00%	4.75%
Equal to or less than 2.50 to 1.00	8.00%	7.00%	3.25%

(m)Section 1.01 of the Credit Agreement is hereby amended by amending and restating in its entirety the definition of “Qualified Securitization Financing” as follows:

““Qualified Securitization Financing” shall mean the PNC Securitization as in effect on the Second Amendment Effective Date.”

(n)Section 1.01 of the Credit Agreement is hereby amended by amending and restating in its entirety the definition of “Qualified Securitization Financing Documentation” as follows:

““Qualified Securitization Financing Documentation” shall mean the documentation evidencing any Qualified Securitization Financing as in effect on the Second Amendment Effective Date.”

(o)Section 1.01 of the Credit Agreement is hereby amended by amending and restating in its entirety the definition of “Securitization Assets” as follows:

““Securitization Assets” shall mean the accounts receivable of the Loan Parties and other Supporting Assets (as defined in the PNC Receivables Purchase Agreement) and any other assets of the Securitization Subsidiary pledged or sold pursuant to the terms of the Receivables Purchase Agreement and the other PNC Securitization Documents.”

(p)Section 1.01 of the Credit Agreement is hereby amended by amending and restating in its entirety the definition of “Securitization Financing” as follows:

““Securitization Financing” shall mean any transaction or series of transactions that may be entered into by the Borrower or any of its Subsidiaries pursuant to which the Borrower or any of its Subsidiaries may sell, convey or otherwise transfer to (a) a Securitization Subsidiary (in the case of a transfer by the Borrower or any of its Subsidiaries) or (b) any other Person (in the case of a transfer by a Securitization Subsidiary), or may grant a security interest in, any Securitization Assets of the Borrower or any of its Subsidiaries.  For the avoidance of doubt, a “Securitization Financing” for the purposes of this agreement shall include an on or off-balance sheet receivables securitization arrangement (including the PNC Securitization), as well as, any factoring arrangement, receivables financing or vendor financing arrangement.”

(q)Section 1.01 of the Credit Agreement is hereby amended by adding “in each case, pursuant to the PNC Securitization” immediately following “collateral and other assets relating thereto,” in the definition of “Securitization Subsidiary”.

(r)Section 2.11(c) of the Credit Agreement is hereby amended by replacing the reference to “December 31, 2019” with “December 31, 2020”.

(s)Section 2.12 of  the Credit Agreement is hereby amended by adding the following Section 2.12(e) immediately following Section 2.12(d):

“(e)The Borrower agrees to pay to each Lender (other than a Defaulting Lender), through the Administrative Agent, a one-time amendment fee (the “Second Amendment Fee”) in an amount equal to 1.00% of the aggregate principal amount of Loans outstanding as of the Second Amendment Effective Date. The Second Amendment Fee shall be allocated to the Lenders in accordance with their relative pro rata shares of the Credit Facility as of the Second Amendment Effective Date, which amount shall be earned, due and payable on May 15, 2020 and increase the aggregate principal amount of the Loans as of May 15, 2020 and shall be deemed to be part of the Loans for all purposes (including with respect to any Prepayment Premium payable pursuant to Section 2.12(c)) and continue to accrue interest as provided for herein.”

(t)Section 2.13(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(d) Accrued interest on each Loan shall be payable (other than PIK Interest) in arrears (i) on each Interest Payment Date for such Loan and (ii) on the Maturity Date; provided, that (A) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (B) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment, and (C) in the event of any conversion of any Eurocurrency Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion; provided,  further, that (i) PIK Interest, (ii) all interest due under this Agreement other than PIK Interest from the Second Amendment Effective Date to the one year anniversary of the Second Amendment Effective Date and (iii) all interest due under this Agreement other than PIK Interest thereafter if the Consolidated First Lien Leverage Ratio as of the date of such payment, on a pro forma basis, is greater than 3.00 to 1.00, shall be capitalized with, added to, and shall be deemed to be part of the Loans and the principal amount of the Loans shall thereafter be treated as having been increased by the amounts of interest capitalized, such increased principal to be allocated ratably to the principal amounts of the Loans and Borrowings held by each Lender in accordance with the aggregate principal amount of outstanding Loans and Borrowings of the Lenders.  For the avoidance of doubt, such PIK Interest and other interest set forth in the final proviso of the preceding sentence shall be compounded on each Interest Payment Date.

(u)Section 6.01(bb) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(bb) Indebtedness incurred pursuant to a Qualified Securitization Financing in an aggregate principal amount not to exceed $632,500,000 at any one time outstanding (it being understood that to the extent a Qualified Securitization Financing is entered into by a Securitization Subsidiary, the amount of Indebtedness available under this clause (bb) shall be reduced dollar-for-dollar by the principal amount then outstanding under such Qualified Securitization Financing entered into by a Securitization Subsidiary); and

(v)Section 6.01 of the Credit Agreement is hereby amended by adding the following paragraph immediately following Section 6.01(cc):

Notwithstanding anything to the contrary contained in this Section 6.01, commencing on the Second Amendment Effective Date, the Borrower and its Subsidiaries shall not utilize clauses (e), (f), (h), (i), (j), (k), (l), (m), (n), (o), (r), (s), (t), (y) and (bb) above to (i) incur, create, assume or permit to exist any new Indebtedness after the Second Amendment Effective Date or (ii) amend, increase, extend, refinance or otherwise modify any Indebtedness existing as of the Second Amendment Effective Date without the prior written consent of the Required Lenders, provided that with respect to (A) clause (e) above, this foregoing limitation shall not apply with respect to any Indebtedness of any Loan Party to any other Loan Party that is otherwise permitted by clause (e) and as long as such Indebtedness is incurred, created, assumed or amended, increased, extended, refinanced or otherwise modified in the ordinary course of business and (B) clause (j) above, this foregoing limitation shall not apply with respect to any PIK Interest accruing thereunder.

(w)Section 6.02 of the Credit Agreement is hereby amended by adding the following paragraphs immediately following Section 6.02(nn):

Notwithstanding anything to the contrary contained in this Section 6.02, commencing on the Second Amendment Effective Date, the Borrower and its Subsidiaries shall not utilize clauses (cc) and (ee) above to (i) incur, create, assume or permit to exist any new Lien on any of their property or assets after the Second Amendment Effective Date or (ii) amend, increase, extend, refinance or otherwise modify any Liens (and the underlying obligations or Indebtedness secured thereby) existing as of the Second Amendment Effective Date without the prior written consent of the Required Lenders.

Notwithstanding anything to the contrary contained in this Section 6.02, only Liens pursuant to Section 6.02(l) shall be permitted in favor of any PNC Securitization Secured Party.

(x)Section 6.04(g) of the Credit Agreement is hereby amended by replacing the reference to “Indebtedness” with “Investments”.

(y)Section 6.04(x) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(x)(i) Investments in a Securitization Subsidiary to the extent required by the applicable Qualified Securitization Financing Documentation therefor or resulting from the transfers of Securitization Assets pursuant to the terms of such Qualified Securitization Financing Documentation; provided, however, that any such Investment in a Securitization Subsidiary is in the form of a contribution of additional Securitization Assets or as equity (other than Disqualified Stock), (ii) Investments in any Securitization Subsidiary in the form of Permitted Credit Support Services provided to or on behalf of such Securitization Subsidiary (provided any such Investments (x) may not exceed $30,000,000 in the aggregate at any one time outstanding and (y) on an individual basis may not be more than the amount needed to prevent or cure any associated default under the Qualified Securitization Financing Documents) and (iii) distributions or payments of Securitization Fees in connection with a Qualified Securitization Financing;

(z)Section 6.04 of the Credit Agreement is hereby amended by adding the following paragraph immediately following the ultimate paragraph thereof:

Notwithstanding anything to the contrary contained in this Section 6.04, commencing on the Second Amendment Effective Date, the Borrower and its Subsidiaries shall not utilize clauses (b)(v), (d), (j), (k), (o), (q), (r), (t), (u), (w) and (bb) above to (i) make, assume or permit to exist any new Investment after the Second Amendment Effective Date or (ii) amend, increase, extend or otherwise modify any Investment existing as of the Second Amendment Effective Date without the prior written consent of the Required Lenders.

(aa)Section 6.05(a) of the Credit Agreement is hereby amended by replacing the reference to “accounts receivable” with “Credit Support Assets”.

(bb)Section 6.05(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(d)  any Disposition of Securitization Assets, and to the extent constituting a Disposition, any furnishing of Permitted Securitization Cash Collateral to a Securitization Subsidiary or the PNC Securitization Parties, in each case, solely to the extent subject to a Qualified Securitization Financing; provided, that in the case of a Disposition pursuant to the PNC Securitization, such Disposition shall be permitted solely to the extent such Disposition is prior to the Purchase and Sale Termination Date (as defined in the PNC Purchase and Sale Agreement as in effect on the Closing Date);

(cc)Section 6.05 of the Credit Agreement is hereby amended by adding the following paragraphs following the ultimate paragraph thereof:

Notwithstanding anything to the contrary contained in this Section 6.05, commencing on the Second Amendment Effective Date, the Borrower and its Subsidiaries shall not utilize clauses (c), (f), (h), (i), (l), (m), (o) and (r) above without the prior written consent of the Required Lenders.

(dd)Section 6.06 of the Credit Agreement is hereby amended by adding the following paragraph immediately following Section 6.06(i):

Notwithstanding anything to the contrary contained in this Section 6.06, commencing on the Second Amendment Effective Date, the Borrower and its Subsidiaries shall not utilize clauses  (a)(ii), (c), (d), (g), and (h) above without the prior written consent of the Required Lenders.

(ee)Section 6.07 of the Credit Agreement is hereby amended by amending and restating the lead-in paragraph in its entirety as follows:

(a)  [reserved]; or (b) sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transaction, with a value in excess of $1,150,000 for any single transaction or series of related transactions, with, any of its Affiliates, unless such transaction is upon terms not materially less favorable to the Borrower or such Subsidiary, as applicable, than would be obtained in a comparable arm’s-length transaction with a person that is not an Affiliate, except that this Section shall not prohibit:

(ff)Section 6.07(b)(v) of the Credit Agreement is hereby amended by (i) deleting “and any amendment thereto or similar agreements which it may enter into thereafter” and (ii) replacing the reference to “this clause (iv)” with “this clause (v)”.

(gg)Section 6.07(b)(xii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(xii) transactions contemplated by, or in connection with, the Transition Services Agreement as in effect on the Closing Date;

(hh)Section 6.07 of the Credit Agreement is hereby amended by adding the following paragraph immediately following Section 6.07(b)(xix):

Notwithstanding anything to the contrary contained in this Section 6.07, commencing on the Second Amendment Effective Date, the Borrower and its Subsidiaries shall not utilize clauses (viii), (x), (xi), (xiii), (xiv), (xv), (xvii), (xviii) and (xix) above without the prior written consent of the Required Lenders, provided that with respect to clause (xvii) above, this foregoing limitation shall not apply with respect to any transactions solely among the Loan Parties and as long as such transactions are in the ordinary course of business.

(ii)Section 6.09(a) of the Credit Agreement is hereby amended by deleting “(x)” and deleting the clause that reads:

and (y) in the case of any Qualified Securitization Financing Documentation (or any Permitted Refinancing in respect thereof), any such amendments, modifications or changes so long as the applicable Securitization Financing will remain a “Qualified Securitization Financing”.

(jj)Section 6.09 of the Credit Agreement is hereby amended by adding the following Section 6.09(d) immediately following Section 6.09(c):

(d)       With respect to the PNC Securitization Documents (i) amend or modify in any manner to permit assignments or participations thereof to any Affiliated Lender without the prior written consent of the Required Lenders or (ii) no Affiliated Lender shall receive an assignment or participation without the prior written consent of the Required Lenders.

(kk)Section 6.09 of the Credit Agreement is hereby amended by adding the following Section 6.09(e) immediately following Section 6.09(d):

(e)With respect to the PNC Securitization Documents, directly or indirectly make any true up payments prior to the date on which such true up payment is due and no such true up payments may be made, other than with internally generated cash, without the prior written consent of the Required Lenders.

(ll)Section 7.01(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(i) any event or condition occurs that (a) results in any Material Indebtedness becoming due prior to its scheduled maturity (with all applicable grace periods having expired), (b) enables or permits (with all applicable grace periods having expired) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity (including, in the case of a Qualified Securitization Financing, any event or condition occurs under the terms of the documents relating to the applicable Qualified Securitization Financing that terminates the Qualified Securitization Financing or that would permit the providers thereof to terminate such financing or arrangement or commitments or availability with respect thereto, in each case regardless of whether or not subsequently cured or waived under such Qualified Securitization Financing Documentation); provided,  further, that with respect to the occurrence of any such event or condition under the First Lien Credit Facilities or the First Lien Loan Documents, such event or condition shall only constitute a Default or Event of Default under this Agreement (x) to the extent such Default or Event of Default has not been cured or waived prior to the date that is 120 days after the occurrence of such Default or Event of Default or (y) if any holders of Indebtedness under the First Lien Loan Documents have caused the same to become due and payable prior to the scheduled maturity thereof or (ii) the Borrower or any Subsidiary shall fail to pay the principal of any Material Indebtedness at the stated final maturity thereof (with all applicable grace periods having expired); provided, that this clause (f) shall not apply (and no Default or Event of Default shall result) to Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness if such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness;

SECTION 2.Temporary Waiver of Specified Defaults; Financial Deliverables Extension.

(a)Confirmation of Specified Defaults.  Each Loan Party (i) acknowledges and agrees that (A) each of the Specified Defaults constitutes a material Event of Default that has occurred and is continuing as of the date hereof, as the case may be, and (B) none of the Specified Defaults has been cured as of the date hereof, and (ii) represents that, except for the Specified Defaults, no other Defaults or Events of Default have occurred and are continuing as of the date hereof, or are expected to occur during the Waiver Period, as the case may be.

(b)Temporary Waiver of Specified Defaults; and Temporary Waiver Default Rights and Remedies.

(i)Effective as of the Second Amendment Effective Date, each of the Lender Parties agrees that until the expiration or termination of the Waiver Period, it will temporarily waive the Specified Defaults; provided, however, (A) the Lender Parties shall have no obligation to make any further Loans or other extensions of credit to Borrower or any other Loan Party, and (B) each Loan Party shall comply with all limitations, restrictions or prohibitions that would otherwise be effective or applicable under the Credit Agreement or any of the other Loan Documents during the continuance of any Default or Event of Default. The temporary waiver granted pursuant to this Section 2(b)(i) with respect to the Specified Defaults shall not be construed to be a waiver of any other Default or Event of Default that has occurred and is continuing or that may occur from and after the Second Amendment Effective Date.

(ii)As used herein, the term “Waiver Period” shall mean the period beginning on the Second Amendment Effective Date and ending on the earliest to occur of (the occurrence of clause (i), (ii) or (iii), a “Waiver Period Termination Event”): (i) the occurrence of any Event of Default under subsection 7.01(h) or 7.01(i) of the Credit Agreement (a “Bankruptcy Default”), (ii) the occurrence of any Waiver Period Default (as hereinafter defined), and (iii) 11:59 p.m. (New York City time) on May 29, 2020.  As used herein, the term “Waiver Period Default” shall mean (A) the occurrence of any Default or Event of Default other than the Specified Defaults, (B) the failure of Borrower or any other Loan Party to comply timely with any term, condition, or covenant set forth in this Amendment, including, without limitation, as set forth in Section 2(c) hereof, (C) the failure of any representation or warranty made by Borrower or any other Loan Party under or in connection with this Amendment to be true and complete in all material respects as of the date when made or any other breach of any such representation or warranty, (D) any occurrence, event or change in facts or circumstances occurring on or after the Second Amendment Effective Date that would have a Material Adverse Effect, other than the potential impact associated with the COVID-19 pandemic (the breadth and extent of which are unknown as of the date hereof), (E) the repudiation and/or assertion of any defense by any Loan Party with respect to this Amendment or any Loan Document or the pursuit of any claim by any Loan Party against any Agent, any Lender or any Indemnitee, (F) the termination or expiration of any other waiver or forbearance granted by another creditor of the Loan Parties, including, but not limited to, with respect to the First Lien Credit Agreement and the PNC Securitization Documents. (G) the Restructuring Term Sheet failing to be in a form acceptable to the Agent on or prior to 11:59 p.m. (New York City time) on May 11, 2020 or (H) the occurrence of any “Event of Termination” (or other similar term) (as defined in the PNC Receivables Purchase Agreement) or any other event or condition occurs that enables or permits (with all applicable grace periods having expired) the holder or holders of the PNC Securitization or any trustee or agent on its or their behalf to terminate the PNC Securitization or cause the PNC Securitization to become due, or to require the prepayment, repurchase, redemption or defeasance thereof (regardless of whether such Event of Termination has been waived or cured).  Any Waiver Period Default shall constitute an immediate Event of Default under the Credit Agreement and other Loan Documents.

(iii)Upon the occurrence of a Waiver Period Termination Event, the agreement of the Lender Parties hereunder to waive and forbear from exercising their respective default-related rights and remedies shall immediately terminate without the requirement of any demand, presentment, protest, or notice of any kind, all of which Borrower and the other Loan Parties each waives.  Borrower and the other Loan Parties each agrees that any or all of the Lender Parties may at any time thereafter proceed to exercise any and all of their respective rights and remedies under any or all of the Credit Agreement, any other Loan Document and/or applicable law, including, without limitation, their respective rights and remedies with respect to the Specified Defaults, and for avoidance of doubt, each of the Specified Defaults shall be deemed to have occurred and be continuing (and unwaived) as of the date such Specified Default occurred (without giving effect to the temporary waiver and forbearance provisions of this Agreement).  Without limiting the generality of the foregoing, upon the occurrence of a Waiver Period Termination Event, the Lender Parties may, in their sole discretion and without the requirement of any demand, presentment, protest, or notice of any kind, (i)  suspend or terminate any commitment to provide Loans or other extensions of credit under any or all of the Credit Agreement and other Loan Documents, (ii) charge interest on any or all of the Obligations at the Default Rate, effective from and after the date of the first Specified Default to occur on a retroactive basis, (iii) commence any legal or other action to collect any or all of the Obligations from Borrower, any other Loan Party and/or any Collateral, (iv) foreclose or otherwise realize on any or all of the Collateral, and/or appropriate, setoff or apply to the payment of any or all of the Obligations, any or all of the Collateral, and (v) take any other enforcement action or otherwise exercise any or all rights and remedies provided for by any or all of the Credit Agreement, any other Loan Documents and/or applicable law, all of which rights and remedies are fully reserved by the Lender Parties.

(iv)Any agreement by the Lender Parties to extend the Waiver Period, if any, must be set forth in writing and signed by a duly authorized signatory of each of the Agent and the Required Lenders.

(v)Borrower and the other Loan Parties each acknowledge that the Lender Parties have not made any assurances concerning (i) any possibility of an extension of the Waiver Period, (ii) the manner in which or whether the Specified Defaults may be resolved or (iii) any additional forbearance, waiver, restructuring or other accommodations.

(vi)The parties hereto agree that the running of all statutes of limitation and the doctrine of laches applicable to all claims or causes of action that any Lender Party may be entitled to take or bring in order to enforce its rights and remedies against Borrower or any other Loan Party are, to the fullest extent permitted by law, tolled and suspended during the Waiver Period.

(vii)Borrower and the other Loan Parties acknowledge and agree that any Loan or other financial accommodation that any Lender Party makes on or after the Second Amendment Effective Date has been made by such party in reliance upon, and is consideration for, among other things, the general releases and indemnities contained in Section 7 hereof, the amendments to the Credit Agreement contained in Section 1 hereof and the other covenants, agreements, representations and warranties of Borrower and the other Loan Parties hereunder.

(c)Supplemental Terms, Conditions and Covenants During the Temporary Waiver Period.  The Borrower and Loan Parties hereto hereby agree to comply with the following terms, conditions and covenants during the Waiver Period, in each case notwithstanding any provision to the contrary set forth in this Amendment, the Credit Agreement or any other Loan Document:

(i)Borrower and the other Loan Parties covenant and agree that commencing with the week ending April 24, 2020 and on a weekly basis thereafter during the Waiver Period, Borrower shall, or shall cause Alvarez & Marsal and/or PJT Partners to prepare and deliver to the Agent, rolling 13-week cash flow reports and projections, in form and methodology consistent with previous 13 week cash flow reports delivered to the Agents (and which shall include detailed accounts receivables and accounts payable aging information);

(ii)On or before April 30, 2020, Borrower shall prepare and deliver to the Agent its business plan through and including the fiscal year ending December 31, 2021 which business plan shall be approved by the special committee of the Borrower’s Board of Directors, and shall include  projections and discussions of key assumptions and drivers (including, but not limited to detailed vendor-specific information);

(iii)On or before April 30, 2020, Borrower shall prepare and deliver to the Agent a restructuring term sheet proposal (the most recently delivered draft thereof, the “Restructuring Term Sheet”) acceptable to the Loan Parties, and shall thereafter engage in negotiations with the Agent to achieve a Restructuring Term Sheet acceptable to the Loan Parties and the Agent by no later than May 11, 2020  provided that each such Restructuring Term Sheet must provide for its implementation by no later than May 29, 2020;

(iv)Borrower covenants and agrees that (A) commencing with the week ending April 24, 2020 and on a weekly basis thereafter during the Waiver Period, Borrower shall participate in senior management conference calls with the Agent and the Lenders, and shall cause and authorize and direct Alvarez & Marsal and PJT Partners to participate in such conference calls, (B) commencing with the week ending April 24, 2020 and on a weekly basis thereafter during the Waiver Period, Borrower shall cause and authorize and direct Alvarez & Marsal and PJT Partners to participate in other separate direct conference calls with the Agent and the Lenders and (C) Borrower shall cause and authorize and direct Alvarez & Marsal and PJT Partners to provide the Agent and the Lenders with such additional information as the Agent and the Lenders may reasonably request; and

(v)Borrower and the other Loan Parties covenant and agree that commencing with the week ending April 17, 2020 and at all times thereafter during the Waiver Period, Borrower shall, or shall cause PJT Partners to prepare and deliver to the Agent (x) any Weekly Reports or Daily Reports (each as defined in the PNC Receivables Purchase Agreement) concurrent with delivery under the PNC Receivables Purchase Agreement and (y) on a weekly basis, an Accounts roll forward report, broken out by Account Debtor, in each case, in form and substance satisfactory to Agent.

(d)Financial Deliverables Extension.  Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Required Lenders hereby consent to the Financial Deliverables Extension; provided that the 2019 Financials, the related Compliance Certificate, the related Auditor’s Certificate and the 2020 Budget shall be delivered on or prior to the expiration or termination of the Waiver Period.

SECTION 3.Representations and Warranties of Borrower.  In order to induce the Lender Parties signatory hereto to enter into this Amendment, the Borrower hereby represents and warrants that:

(a)Organization; Power; Qualification.  The Borrower and each of the Subsidiaries (a) is a limited liability company, unlimited liability company, corporation or partnership duly organized, validly existing and in good standing (or, if applicable in a foreign jurisdiction, enjoys the equivalent status under the laws of any jurisdiction of organization outside the United States) under the laws of the jurisdiction of its organization, (b) has all requisite corporate or other organizational power and authority to own its property and assets and to carry on its business as now conducted, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect (c) is qualified to do business in each jurisdiction and licensed and, as applicable, in good standing under the laws of each jurisdiction where such qualification or license or, if applicable, good standing is required, except where the failure so to qualify would not reasonably be expected to have a Material Adverse Effect, (d) has the corporate or other organizational power and authority to execute, deliver and perform its obligations under this Amendment, each of the Loan Documents and each other agreement or instrument contemplated thereby to which it is or will be a party and, in the case of the Borrower, to borrow and otherwise obtain credit under the Credit Agreement and (e) has all requisite governmental licenses, authorizations, consents and approvals to own its property and assets and to carry on its business as now conducted, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect.

(b)Authorization; Enforceability.  The Borrower and each of the Loan Parties has the power and has taken all necessary action, corporate or otherwise, to authorize it to execute, deliver, and perform its obligations under this Amendment and to consummate the transactions contemplated hereby.  This Amendment has been duly executed and delivered by the Borrower and each of the Loan Parties, and this Amendment (and the Credit Agreement as modified hereby) is the legal, valid and binding obligation of the Borrower and each of the Loan Parties, enforceable in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

(c)No Conflicts, Etc.  The execution, delivery, and performance of this Amendment in accordance with its terms and the consummation of the transactions contemplated hereby do not and will not (i) violate (A) any provision of law, statute, rule or regulation, (B) the certificate or articles of incorporation or other constitutive documents (including any limited liability company or operating agreements) or by-laws of the Borrower or any other Loan Parties, (C) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (D) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which any of them or any of their property is or may be bound, or (ii) result in or require the creation or imposition of any Lien upon or with any assets or property of Borrower or any Loan Party.

(d)Solvency.  Immediately after giving effect to this Amendment (i) the sum of the debt (including contingent liabilities) of the Borrower and its Subsidiaries, taken as a whole, does not exceed the fair value of the present assets of the Borrower and its Subsidiaries, taken as a whole; (ii) the fair saleable value of the assets of the Borrower and its Subsidiaries, taken as a whole, is not less than the amount that will be required to pay the probable liabilities (including contingent liabilities) of the Borrower and its Subsidiaries, taken as a whole, on their debts as they become absolute and matured; (iii) the capital of the Borrower and its Subsidiaries, taken as a whole, is not unreasonably small in relation to the business of the Borrower or its Subsidiaries, taken as a whole, contemplated as of the Second Amendment Effective Date; and (iv) the Borrower and its Subsidiaries, taken as a whole, do not intend to incur, or believe that they will incur, debts (including current obligations and contingent liabilities) beyond their ability to pay such debts as they mature in the ordinary course of business. For the purposes of this Section 3(d), the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

(e)Liabilities.

(i)Except as (i) set forth in the financial statements and reports delivered to the Administrative Agent pursuant to Section 5.04(c) of the Credit Agreement for the fiscal month ending January 31, 2020 (the “January 2020 Financials”), (ii) disclosed in writing to the Administrative Agent, or (iii) disclosed in a public filing with the SEC, as of the Second Amendment Effective Date, there are no material liabilities of the Borrower or any of its Subsidiaries of any kind, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability other than the potential impact associated with the COVID-19 pandemic (the breadth and extent of which are unknown as of the date hereof).

(ii)Since January 31, 2020, except as (i) set forth in the January 2020 Financials, (ii) disclosed in writing to the Administrative Agent, or (iii) disclosed in a public filing with the SEC, the Borrower and its Subsidiaries, have not:

(A)incurred or assumed any third party Indebtedness for borrowed money, individually or in the aggregate, in excess of $1,000,000;

(B)made any Investments (or entered into any binding agreements to make any Investments) in any other person, individually or in the aggregate, in excess of $1,000,000;

(C)consummated any asset sales or dispositions (or entered into any binding agreements to make any asset sales or dispositions), individually or in the aggregate, in excess of $1,000,000;

(D)paid or declared any Dividends (or entered into any binding agreements to make or declare any Dividends), individually or in the aggregate, in excess of $1,000,000;

(E)made or declared any Junior Indebtedness Payments (or entered into any binding agreements to make or declare any Junior Indebtedness Payments), individually or in the aggregate, in excess of $1,000,000.

(f)Accuracy of Representations; No Event of Default. After giving effect to this Amendment, (a) the representations and warranties of the Borrower set forth herein (including with respect to the recitals herein) and the Loan Documents that are qualified by materiality are true and correct, and the representations and warranties that are not so qualified shall be true and correct in all material respects, in each case on and as of the date hereof and after giving effect to this Amendment, as applicable, with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties that are qualified by materiality shall be true and correct, and the representations and warranties that are not so qualified shall be true and correct in all material respects, as of such earlier date) and (b) as of the date hereof after giving effect to this Amendment, no Default or Event of Default exists.

SECTION 4.Conditions Precedent to Effectiveness.  This Amendment shall be effective upon the date (such date, the “Second Amendment Effective Date”) that each of the following conditions is satisfied:

(a)Each of the Lender Parties shall have received a counterpart signature page of this Amendment duly executed by (i) each Agent, (ii) the Borrower and each of the other Loan Parties and (iii) each of the Lenders;

(b)Each of the Lender Parties shall have received a copy of a duly executed Amendment No. 2 and Waiver to the First Lien Credit Agreement, which shall be in the form attached hereto as Exhibit A (the “First Lien Amendment”); and

(c)The Borrower shall have paid all reasonable and documented out-of-pocket fees and expenses of the Lender Parties to the extent (i) invoiced on or prior to the date hereof and (ii) required to be paid pursuant to Section 9.05(a) of the Credit Agreement.

SECTION 5.Reference to and Effect Upon the Loan Documents.

(a)Except as expressly modified hereby, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement and the other Loan Documents, and all rights of the Lender Parties and all of the Obligations, shall remain in full force and effect.  The Borrower and each other Loan Party signatory hereto hereby confirms that no Loan Party has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any of the Obligations, the Credit Agreement or any other Loan Document.

(b)From and after the Second Amendment Effective Date, (i) the term “Agreement” in the Credit Agreement, and all references to the Credit Agreement in any Loan Document, shall mean the Credit Agreement as amended hereby and (ii) the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include, without limitation, this Amendment and any agreements, instruments and other documents executed and/or delivered in connection herewith.

(c)This Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Credit Agreement or any other Loan Document.

SECTION 6.Reaffirmation and Confirmation. Each of the Loan Parties as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Borrower’s Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby.  Each of the Loan Parties hereby consents to this Amendment and acknowledges that each of the Loan Documents remains in full force and effect as amended hereby and is hereby ratified and reaffirmed.  Except as expressly set forth herein, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders or serve to effect a novation of the Obligations.

SECTION 7.General Release.  In consideration of the willingness of the Agent and the Lender Parties to enter into this Amendment, each Loan Party hereby fully, finally unconditionally and irrevocably releases and forever discharges the Agent, the Lenders and the Agent’s, and the Lenders’ respective predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and Affiliates (hereinafter all of the above collectively referred to as the “Lender Group”), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any Loan Party, on or prior to the date hereof, may have or claim to have against any of the Lender Group in any way related to or connected with this Amendment, the Credit Agreement, the other Loan Documents and the transactions governed thereby, in each case related to claims otherwise arising on or prior to the date hereof.

SECTION 8.Governing Law; Miscellaneous.

(a)Governing Law.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(b)Jurisdiction; Service of Process; Consent to Venue; Waiver of Jury Trial.  The provisions of Sections 9.13 and 9.17 of the Credit Agreement are hereby incorporated as if set forth herein, mutatis mutandis.

SECTION 9.Headings.  Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

SECTION 10.Severability.  The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

SECTION 11.Notices.  All notices, requests, and demands to or upon the respective parties hereto shall be given in accordance with Section 9.01 of the Credit Agreement.

SECTION 12.Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 4 of this Amendment.  Delivery of an executed counterpart to this Amendment by facsimile (or other electronic) transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 13.Instruction to Administrative Agent and Collateral Agent.  Each of the Lenders signatory hereto, constituting all of the Lenders party to the Agreement, hereby (i) authorizes and directs the Administrative Agent and the Collateral Agent to execute and deliver this Amendment and to take or forbear from taking any and all actions as set forth herein, (ii) consents to the First Lien Amendment and authorizes and directs the Administrative Agent to execute and deliver First Lien Amendment and (iii) acknowledges and agrees that (x) the foregoing directed action constitutes a direction from the Required Lenders under Article VIII of the Credit Agreement and all subsections thereof, (y) Sections 8.03 and 9.05 of the Credit Agreement and all other rights, protections, privileges, immunities, exculpations and indemnities afforded to the Administrative Agent and the Collateral Agent under the Loan Documents shall apply to any and all actions taken or not taken by the Administrative Agent and/or the Collateral Agent in accordance with such direction and (z) the Administrative Agent and the Collateral Agent may conclusively rely upon (and shall be fully protected in relying upon) the Register in determining such Lender’s ownership of the Loans on and as of the date hereof. Each undersigned Lender hereby severally represents and warrants to the Administrative Agent and the Collateral Agent that, on and as of the date hereof, it is duly authorized to enter into this Amendment.

(signature pages follow)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:
CENTRIC BRANDS INC. By: /s/ Anurup Pruthi Name: Anurup Pruthi Title: Chief Financial Officer

[Signature Page to Amendment No. 2 and Waiver to Credit Agreement]

Acknowledged and Agreed:	SUBSIDIARY LOAN PARTIES:

DBG HOLDINGS SUBSIDIARY, INC.

By: /s/ Anurup Pruthi
Name: Anurup Pruthi
Title: Chief Financial Officer

INNOVO WEST SALES, INC.

By: /s/ Anurup Pruthi
Name: Anurup Pruthi
Title: Chief Financial Officer

HUDSON CLOTHING HOLDINGS, INC.

By: /s/ Anurup Pruthi
Name: Anurup Pruthi
Title: Chief Financial Officer

HC ACQUISITION HOLDINGS, INC.

By: /s/ Anurup Pruthi
Name: Anurup Pruthi
Title: Chief Financial Officer

DFBG SWIMS, LLC

By: /s/ Anurup Pruthi
Name: Anurup Pruthi
Title: Chief Financial Officer

[Signature Page to Amendment No. 2 and Waiver to Credit Agreement]

RG PARENT LLC

By: /s/ Anurup Pruthi
Name: Anurup Pruthi
Title: Chief Financial Officer

ROBERT GRAHAM HOLDINGS, LLC

By: /s/ Anurup Pruthi
Name: Anurup Pruthi
Title: Chief Financial Officer

ROBERT GRAHAM DESIGNS, LLC

By: /s/ Anurup Pruthi
Name: Anurup Pruthi
Title: Chief Financial Officer

ROBERT GRAHAM RETAIL LLC

By: /s/ Anurup Pruthi
Name: Anurup Pruthi
Title: Chief Financial Officer

RGH GROUP LLC

By: /s/ Anurup Pruthi
Name: Anurup Pruthi
Title: Chief Financial Officer

MARCO BRUNELLI IP, LLC

By: /s/ Anurup Pruthi
Name: Anurup Pruthi
Title: Chief Financial Officer

[Signature Page to Amendment No. 2 and Waiver to Credit Agreement]

AMERICAN MARKETING ENTERPRISES INC.

By: /s/ Anurup Pruthi
Name: Anurup Pruthi
Title: Chief Financial Officer

BRIEFLY STATED HOLDINGS INC.

By: /s/ Anurup Pruthi
Name: Anurup Pruthi
Title: Chief Financial Officer

BRIEFLY STATED, INC.

By: /s/ Anurup Pruthi
Name: Anurup Pruthi
Title: Chief Financial Officer

CENTRIC JEWELRY INC.

By: /s/ Anurup Pruthi
Name: Anurup Pruthi
Title: Chief Financial Officer

KHQ INVESTMENT LLC

By: /s/ Anurup Pruthi
Name: Anurup Pruthi
Title: Chief Financial Officer

KHQ ATHLETICS LLC

By: /s/ Anurup Pruthi
Name: Anurup Pruthi
Title: Chief Financial Officer

[Signature Page to Amendment No. 2 and Waiver to Credit Agreement]

ROSETTI HANDBAGS AND ACCESSORIES, LTD.

By: /s/ Anurup Pruthi
Name: Anurup Pruthi
Title: Chief Financial Officer

CENTRIC ACCESSORIES GROUP LLC

By: /s/ Anurup Pruthi
Name: Anurup Pruthi
Title: Chief Financial Officer

CENTRIC SOCKS LLC

By: /s/ Anurup Pruthi
Name: Anurup Pruthi
Title: Chief Financial Officer

VZI INVESTMENT CORP.

By: /s/ Anurup Pruthi
Name: Anurup Pruthi
Title: Chief Financial Officer

CENTRIC-BCBG LLC

By: /s/ Anurup Pruthi
Name: Anurup Pruthi
Title: Chief Financial Officer

CENTRIC-BCBG RETAIL LLC

By: /s/ Anurup Pruthi
Name: Anurup Pruthi
Title: Chief Financial Officer

[Signature Page to Amendment No. 2 and Waiver to Credit Agreement]

CENTRIC DENIM USA LLC

By: /s/ Anurup Pruthi
Name: Anurup Pruthi
Title: Chief Financial Officer

CENTRIC BEAUTY LLC

By: /s/ Anurup Pruthi
Name: Anurup Pruthi
Title: Chief Financial Officer

ADDED EXTRAS LLC

By: /s/ Anurup Pruthi
Name: Anurup Pruthi
Title: Chief Financial Officer

LOTTA LUV BEAUTY LLC

By: /s/ Anurup Pruthi
Name: Anurup Pruthi
Title: Chief Financial Officer

CENTRIC WEST LLC

By: /s/ Anurup Pruthi
Name: Anurup Pruthi
Title: Chief Financial Officer

F&T APPAREL LLC

By: /s/ Anurup Pruthi
Name: Anurup Pruthi
Title: Chief Financial Officer

[Signature Page to Amendment No. 2 and Waiver to Credit Agreement]

CENTRIC DENIM RETAIL LLC

By: /s/ Anurup Pruthi
Name: Anurup Pruthi
Title: Chief Financial Officer

CENTRIC BRANDS HOLDING LLC

By: /s/ Anurup Pruthi
Name: Anurup Pruthi
Title: Chief Financial Officer

CENTRIC BRANDS HOLDING LLC

By: /s/ Anurup Pruthi
Name: Anurup Pruthi
Title: Chief Financial Officer

[Signature Page to Amendment No. 2 and Waiver to Credit Agreement]

, as Administrative Agent and Collateral Agent /s/ Name: Crystal Crudup-Burt Title: Vice President
AGENT: U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent and Collateral Agent By: /s/ Crystal Crudup-Burt Name: Crystal Crudup-Burt Title: Vice President

[Signature Page to Amendment No. 2 and Waiver to Credit Agreement]

/s/ Name: Marisa Beeney Title: Authorized Signatory
GSO CAPITAL PARTNERS LP, as GSO Representative By: /s/ Marisa Beeney Name: Marisa Beeney Title: Authorized Signatory

[Signature Page to Amendment No. 2 and Waiver to Credit Agreement]

GSO CAPITAL OPPORTUNITIES FUND III LP, as a Lender

By: GSO Capital Opportunities Associates III LLC, its general partner

By: /s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

GSO CSF III HOLDCO LP, as a Lender

By: GSO Capital Solutions Associates III LP, its general partner

By: GSO Capital Solutions Associates III (Delaware) LLC, its general partner

By: /s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

GSO CREDIT ALPHA II TRADING (CAYMAN) LP, as a Lender

By: GSO Credit Alpha Associates II LP, its general partner

By: GSO Credit Alpha Associates II (Delaware) LLC, its general partner

By: /s/ Marissa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

GSO AIGUILLE DES GRANDS MONTETS FUND II LP, as a Lender

By: GSO Capital Partners LP, as attorney-in-fact

By: /s/ Marissa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

GSO HARRINGTON CREDIT ALPHA FUND (CAYMAN) L.P., as a Lender

By: GSO Harrington Credit Alpha Associates L.L.C., its general partner

By: /s/ Marissa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

BTO LEGEND HOLDINGS L.P., as a Lender

By: BTO Holdings Manager L.L.C., its General Partner

[Signature Page to Amendment No. 2 and Waiver to Credit Agreement]

By: Blackstone Tactical Opportunities Associates L.L.C., its Managing Member

By: BTOA L.L.C., its Sole Member

By: /s/ Christopher J. James
Name: Christopher J. James
Title: Authorized Person

BLACKSTONE FAMILY TACTICAL OPPORTUNITIES INVESTMENT PARTNERSHIP – III ESC L.P., as a Lender

By: BTO Side-by-Side GP L.L.C., its General Partner

By: /s/ Christopher J. James
Name: Christopher J. James
Title: Authorized Person

[Signature Page to Amendment No. 2 and Waiver to Credit Agreement]

Exhibit A

AMENDMENT NO. 2 AND WAIVER TO FIRST LIEN CREDIT AGREEMENT

(see attached Exhibit 10.1)